UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2007

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

                2450 First Avenue
                P. O. Box 2968
                Huntington, West Virginia                                                                                                                               25728

                (Address of Principal Executive Offices)                                                                                                      (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

    On May 23, 2007, Champion Industries, Inc. announced its dividend, conference call to discuss the 2nd Quarter and six months financial results and earnings release date . The press release announcing dividend, conference call to discuss 2nd Quarter and six months financial results for 2007 and earnings release date is attached as Exhibit 99.1.  The conference call will begin at 10:00 AM Eastern time. To access the live webcast please visit www.champion-industries.com, to access the call via telephone please dial 1-800-862-9098. An archived version of the webcast will be available for 30 days.

Item 9.01 Financial Statements and Exhibits
(c) The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: May 23, 2007
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 23, 2007 captioned "CHAMPION ANNOUNCES DIVIDEND AND CONFERENCE CALL AND EARNINGS RELEASE DATE TO DISCUSS THE 2ND QUARTER AND SIX MONTHS FINANCIAL RESULTS".